EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT dated as of July 18, 2013 (this “Amendment”), to the Credit Agreement, dated as of May 18, 2012 (the “Existing Credit Agreement”), among EDISON INTERNATIONAL, a California corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Credit Agreement.
W I T N E S S E T H :
WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain extensions of credit to and for the account of the Borrower; and
WHEREAS, the Borrower has requested that, upon the terms and conditions set forth herein, the Existing Credit Agreement be amended as provided herein to (i) extend the Termination Date of consenting Lenders and (ii) delete references to 14 or 21 day Interest Period with respect to Eurodollar Loans from the definition of “Interest Period”.
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.Approval of Extension of Termination Date to July 18, 2018 and Amendment to Section 2.18. The Borrower has requested that the Termination Date be extended from May 18, 2017 to July 18, 2018. Each Lender party to this Amendment (including each Lender which executes and delivers this Amendment prior to the date which is 30 days after the Effective Date) agrees to extend its Commitment and the Termination Date applicable to such Lender's Loans and Commitment to July 18, 2018, subject to further extension pursuant to Section 2.18 of the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”). For the avoidance of doubt, (a) the Loans and Commitment of each Lender that does not execute this Amendment will terminate on the Termination Date set forth in the Existing Credit Agreement, unless such Termination Date is hereafter extended pursuant to Section 2.18 of the Amended Credit Agreement, (b) the Lenders that do not execute this Amendment will be deemed to be Declining Lenders for all purposes under the Amended Credit Agreement and (c) upon the request of the Company and upon such Replacement Lender's (as defined below) acceptance of such Commitment in a writing reasonably acceptable to the Administrative Agent and the Company, each Declining Lender shall be deemed to have assigned its Commitment to one or more replacement banks or financial institutions (each, a “Replacement Lender”) in accordance with Sections 2.17 and 2.18 of the Existing Credit Agreement upon such Replacement Lender's acceptance and payment to such Declining Lender of all amounts owed to it under the Credit Agreement on the effective date of such deemed assignment. Section 2.18 of the Existing Credit Agreement is hereby amended by replacing the phrase “the Closing Date” with the phrase “the First Amendment Date”. For the avoidance of doubt, on the Effective Date, the Borrower shall have available two remaining extension options pursuant to Section 2.18 of the Amended Credit Agreement.

EXHIBIT 10.1

2.Amendment to Section 1.1 (Definitions).

(a)    The definition of “Interest Period” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting “, 14 or 21” where it appears in clause (b)(i) and clause (b)(ii) therein.
(b)    The following definition shall be added to Section 1.1 of the Existing Credit Agreement:

“First Amendment Date”: July 18, 2013.

3.Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) the Administrative Agent has received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders provided that no Default shall exist on such date. If counterparts are received by the Required Lenders, but not all of the Lenders, the Lenders hereby acknowledge that the Borrower may replace the Lenders that have not provided their counterpart in accordance with Sections 2.17 and 2.18 of the Existing Credit Agreement.

4.Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.Representations and Warranties. After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Existing Credit Agreement as if made on and as of the Effective Date except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties set forth in Sections 4.2 and 4.7 are not hereby reaffirmed and restated.

6.Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific Sections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. On and after the Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

EXHIBIT 10.1

7.Governing Law; Counterparts.

(a)    This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
(b)    This Amendment may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission or electronic transmission of the relevant signature pages hereof.

[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

EDISON INTERNATIONAL

By	/s/ George T. Tabata
Name: George T. Tabata
Title: Assistant Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By	/s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	Wells Fargo Bank, N.A.

By:	/s/ Yann Blindert
	Name:	Yann Blindert
	Title:	Director

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	Union Bank, N.A.

By:	/s/ Jeffrey Fesenmaier
	Name:	Jeffrey Fesenmaier
	Title:	Director

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	The Royal Bank of Scotland plc

By:	/s/ Tyler J. McCarthy
	Name:	Tyler J. McCarthy
	Title:	Director

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	Citibank, N.A.

By:	/s/ Amit Vasani
	Name:	Amit Vasani
	Title:	Vice President

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	Barclays Bank PLC

By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Vice President

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	THE BANK OF NEW YORK MELLON

By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT
DATED AS OF JULY 18, 2013

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	SunTrust Bank

By:	/s/ Andrew Johnson
	Name:	Andrew Johnson
	Title:	Director

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	MORGAN STANLEY BANK, N.A.

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	Royal Bank of Canada

By:	/s/ Kyle E. Hoffman
	Name:	Kyle E. Hoffman
	Title:	Authorized Signatory

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	US Bank, National Association

By:	/s/ Holland H. Williams
	Name:	Holland H. Williams
	Title:	Assistant Vice President & Portfolio Manager

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	BNP Paribas

By:	/s/ Denis O'Meara
	Name:	Denis O'Meara
	Title:	Managing Director

By:	/s/ Claudia Zarate
	Name:	Claudia Zarate
	Title:	Director

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	Bank of the West

By:	/s/ Shikha Rehman
	Name:	Shikha Rehman
	Title:	Senior Vice President

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	Bank of China, Los Angeles Branch

By:	/s/ Haiyong Yang
	Name:	Haiyong Yang
	Title:	Branch Manager and Vice President

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	PNC Bank, National Association

By:	/s/ Jon R. Hinard
	Name:	Jon R. Hinard
	Title:	Senior Vice President

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	Bank of America, N.A.

By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Director

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	The Northern Trust Company

By:	/s/ Steve Ryan
	Name:	Steve Ryan
	Title:	Senior Vice President

[Signature Page - EIX Amendment]

EXHIBIT 10.1

EDISON INTERNATIONAL
SIGNATURE PAGE TO FIRST AMENDMENT

The Lender signatory hereto hereby agrees and consents to the First Amendment to the Edison International Credit Agreement dated as of May 18, 2012 and agrees that the Termination Date applicable to such Lender's Loans and Commitment is extended from May 18, 2017 to July 18, 2018.

Name of Institution:	City National Bank

By:	/s/ Jeanine Smith
	Name:	Jeanine Smith
	Title:	Vice President

[Signature Page - EIX Amendment]